SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):     January 27, 2003
                                                 ----------------------------



                       BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
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              (Exact Name of Registrant as Specified in its Charter)




         Nevada                       0-24016                 65-1148155
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
        Incorporation)                                  Identification Number)



6802 Citicorp Blvd., Suite 500 Tampa, FL                         33619
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:          (813) 622-8550
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Item 5.  Other Events.

	On January 27, 2003, BBJ Environmental Technologies, Inc. (the "Company") entered into an Employment Agreement, dated effective as of January 1, 2003 (the "Employment Agreement"), with Robert G. Baker, Chairman of the Board of the Board of Directors (the "Board ") of the Company and its Chief Executive Officer. As a result of the Employment Agreement, Mr. Baker will no longer serve as Chief
Executive Officer of the Company, but instead will serve as the Company's Executive Chairman. For purposes of the Sarbanes-Oxley Act of 2002 officer certifications, Mr. Baker will continue to sign such certifications as the Company's principal executive officer. Pursuant to the Employment Agreement, which terminates on June 30, 2005, during the term of the Employment Agreement Mr. Baker is entitled to receive an annual base salary in the amount of $120,000 in cash and is eligible for an annual cash bonus based on the Company's performance against its business plan for such year, using the criteria that the Board, in its sole discretion, determines to be appropriate. The amount and timing of payment of a cash bonus, if any, that the Board deems earned by Mr. Baker shall be within the sole discretion of the Board. The Employment Agreement also provides for compensation in the form of stock options to purchase 500,000 shares of common stock, $0.001 par value per share ("Common Stock"), of the Company. In accordance with the terms of the Employment Agreement, on January 27, 2003, the Company and Mr. Baker executed a Grant of Stock Option (the "Baker Stock Option Agreement") pursuant to which the Company granted to Mr. Baker stock options ("Baker Stock Options") to purchase 500,000 shares of Common Stock ("Baker Option Shares") at an exercise price of $0.16 per share (closing sales price of the Common Stock on the OTC Bulletin Board on January 27, 2003). Under the terms of the Baker
Stock Option Agreement and the Employment Agreement, the Baker Stock Options vest as follows: (i) 250,000 Baker Option Shares shall vest and become exercisable ratably on the first day of each month during the twenty-four months beginning on January 27, 2003; (ii) 125,000
Baker Option Shares shall vest and become exercisable as of December
31, 2003, so long as Mr. Baker is employed by the Company on such date and the Company meets certain criteria for the Company's level of sales for calendar year 2003, as set by the Board and reflected in the Company's business plan for 2003 (which shall be finalized on or before the last day of the first quarter of 2003); and (iii) 125,000 Baker Option Shares shall vest and become exercisable as of December 31, 2004, so long as Mr. Baker is employed by the Company on such date and the Company meets certain criteria with respect to the Company's level of sales for the calendar year 2004 and its profitability for such year, as set by the Board and reflected in the Company's business plan for 2004, which shall be finalized on or before the last day of the first quarter of 2004. A copy of the Employment Agreement and a copy of the Baker Stock Option Agreement are attached as Exhibit 10.1 and
Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

	In addition, on January 27, 2003, the Company entered into a Consulting Agreement, effective January 1, 2003 (the "Consulting Agreement"), with Jean Caillet, a director of the Company. Pursuant to the terms of the Consulting Agreement, Mr. Caillet will provide advice, assistance, and consultation to the Company, including without limitation, regarding strategic matters and the Company's operations. Under the terms of the Consulting Agreement, Mr. Caillet is entitled to receive compensation from the Company solely in the form of shares of Common Stock and stock options to purchase Common Stock for his services to be provided thereunder through March 31, 2004, the termination date of the Consulting Agreement. Specifically, the Consulting Agreement provides that the Company shall issue 500,000 shares of Common Stock to Mr. Caillet and stock options to purchase




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1,000,000 shares of Common Stock ("Caillet Stock Options").  The
500,000 shares of Common Stock to be issued to Mr. Caillet under the Consulting Agreement shall be issued by the Company to Mr. Caillet as follows: (i) 300,000 shares of Common Stock on January 27, 2003, (ii) 100,000 shares of Common Stock on October 1, 2003, and (iii) 100,000 shares of Common Stock on January 1, 2004. The initial issuance of the 300,000 shares of Common Stock from the Company to Mr. Caillet is evidenced by a Stock Grant Agreement, dated January 27, 2003 ("Stock Grant Agreement"), by and between the Company and Mr. Caillet. The Consulting Agreement contemplates that the Company and Mr. Caillet will execute a separate stock grant agreement on October 1, 2003 in the amount of 100,000 shares of Common Stock and a separate stock grant agreement on January 1, 2004 in the amount of 100,000 shares of Common Stock. Further, in accordance with the terms of the Consulting Agreement, on January 27, 2003, the Company executed a Grant of Stock Option (the "Caillet Stock Option Agreement") pursuant to which the Company granted to Mr. Caillet stock options ("Caillet Stock Options") to purchase 1,000,000 shares of Common Stock ("Caillet Option Shares") at an exercise price of $0.16 per share (closing sales price of the Common Stock on the OTC Bulletin Board on January 27, 2003). Under the terms of the Caillet Stock Option Agreement and the Consulting Agreement, the Caillet Stock Options vest as follows: (i) during the period commencing on January 27, 2003 and ending on June 30, 2003, the Caillet Stock Options may be exercised up to a cumulative maximum of 60% of the Caillet Option Shares; (ii) during the period commencing on the July 1, 2003 and ending on December 31, 2003, the Caillet Stock Options may be exercised up to a cumulative maximum of 80% of the Caillet Option Shares; and (iii) commencing on January 1, 2004, the Caillet Stock Options may be exercised in full. A copy of the Consulting Agreement, a copy of the Stock Grant Agreement, and a copy of the Caillet Stock Option Agreement are attached as Exhibit 10.3,
Exhibit 10.4, and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

        All of the Common Stock and stock options to purchase Common Stock issued pursuant to the foregoing agreements were issued pursuant to the BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan, as amended, the Common Stock of which has been registered by the Company with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-8 (File No. 333-90700333). The foregoing description of the contents of the Employment Agreement, Baker Option Agreement, the Consulting Agreement, the Stock Grant Agreement, and the Caillet Option Agreement is qualified in its entirety by reference to Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, to this Current Report on Form 8-K.

        Further, the Company also announced that James E. Buell had been hired to serve as Senior Vice President, Operations and Christopher B. Lehmann had been hired to serve as Vice President of Sales. A copy of the press release, dated January 8, 2003 regarding Mr. Buell's position with the Company and a copy of the press release, dated February 10, 2003, regarding Mr. Lehmann position with the Company are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable



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(c)	Exhibits required by Item 601 of Regulation S-K


Exhibit No.    Description
-----------    -----------

   10.1 Employment Agreement, dated effective as of January 1, 2003, by and between BBJ Environmental Technologies, Inc. and Robert G. Baker.

   10.2 Grant of Option, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Robert G. Baker.

   10.3 Consulting Agreement, dated effective as of January 1, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   10.4 Stock Grant Agreement, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   10.5 Grant of Option, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   99.1        Press Release issued January 8, 2003 regarding James E.
               Buell.

   99.2        Press Release issued February 10, 2003 regarding
               Christopher B. Lehmann.


    [Rest of Page Intentionally Blank.  Signature on following Page.]












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                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


Date:  February 24, 2003        By:  /s/Robert G. Baker
                                   ---------------------------------
                                   Robert G. Baker
                                   Executive Chairman






























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                             EXHIBIT INDEX
                             -------------

Exhibit No.    Description
-----------    -----------

   10.1 Employment Agreement, dated effective as of January 1, 2003, by and between BBJ Environmental Technologies, Inc. and Robert G. Baker.

   10.2 Grant of Option, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Robert G. Baker.

   10.3 Consulting Agreement, dated effective as of January 1, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   10.4 Stock Grant Agreement, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   10.5 Grant of Option, dated January 27, 2003, by and between BBJ Environmental Technologies, Inc. and Jean Caillet.

   99.1        Press Release issued January 8, 2003 regarding James E.
               Buell.

   99.2        Press Release issued February 10, 2003 regarding
               Christopher B. Lehmann.



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